UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2026
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HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10897 South River Front Parkway #300
South Jordan, UT 84095
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On July 31, 2026 (the "Closing Date"), Health Catalyst, Inc. (“Health Catalyst”), using the net cash proceeds received from the Disposition (as defined in Item 2.01 below) together with cash on hand, voluntarily repaid in full all outstanding obligations under that certain credit facility (the “Credit Facility”, and such repayment the “Repayment”) governed by that certain Credit Agreement, dated as of July 16, 2024, among Health Catalyst, as the borrower, the several lenders party thereto, and Silver Point Finance, LLC, as administrative agent for the lenders (as modified, amended, restated, amended and restated, or supplemented from time to time prior to the Closing Date, the “Credit Agreement”). The Repayment consisted of payments of (i) the $122,812,500 principal amount outstanding under an initial term loan, (ii) the $37,134,500 aggregate principal amount outstanding under a delayed draw facility, (iii) a $3,198,940 prepayment premium, (iv) $548,022 of accrued and unpaid interest, and (v) certain other fees and expenses. The Repayment resulted in the termination of the Credit Facility and the simultaneous release in full of all liens thereunder. The maturity date of the Credit Facility was previously July 16, 2029.

Descriptions of certain other material terms of the Credit Facility and the Credit Agreement are included in Item 1.01 of Health Catalyst’s Current Report on Form 8-K filed on July 18, 2024, and are incorporated into this Item 1.02 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 31, 2026, Health Catalyst completed the previously announced divestiture of all of the equity interests of VitalWare, LLC, through which Health Catalyst conducted its VitalWare business (“VitalWare”), to Med-Metrix, LLC (the “Buyer”) pursuant to that certain Unit Purchase Agreement (the “Purchase Agreement”), dated as of June 4, 2026, between Health Catalyst and the Buyer (the “Disposition”). On the Closing Date, the Buyer paid to Health Catalyst an aggregate base purchase price of $147 million, subject to customary adjustments for cash, indebtedness, net working capital and transaction expenses as more fully set forth in the Purchase Agreement. Health Catalyst used the net cash proceeds of the Disposition, combined with cash on hand, to prepay in full and terminate the Credit Facility as described in Item 1.02 above.

Concurrently with the closing of the Disposition, Health Catalyst and the Buyer entered into a transition services agreement pursuant to which Health Catalyst agreed to provide certain transition services related to VitalWare for specified periods of up to six months following the closing of the Disposition.

The foregoing description of the Disposition and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to Health Catalyst’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 4, 2026.

Item 2.02. Results of Operations and Financial Condition.

On August 6, 2026, Health Catalyst, Inc. (the “Company”) issued a press release relating to its financial results for the quarter ended June 30, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On August 6, 2026, Health Catalyst and the Buyer issued a press release announcing the completion of the Disposition. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

The information being furnished pursuant to this Item 7.01 (including Exhibit 99.2 attached hereto) shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of Health Catalyst, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma condensed consolidated information reflecting the Disposition described under Item 2.01 above are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference:

•Health Catalyst’s unaudited pro forma condensed consolidated balance sheets as of June 30, 2026;
•Health Catalyst’s unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2026;
•Health Catalyst’s unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2025; and
•Notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements are not intended to represent or be indicative of Health Catalyst’s consolidated results of operations or financial position that would have been reported had the Disposition been completed as of the dates presented and should not be taken as representation of Health Catalyst’s future consolidated results of operations or financial condition. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances.

(d) Exhibits.

Exhibit No.	Description
2.1*
Unit Purchase Agreement between Health Catalyst, Inc. and Med-Metrix, LLC, dated as of June 4, 2026 (incorporated herein by reference to Exhibit 2.1 to Health Catalyst, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 4, 2026).

99.1**	Health Catalyst, Inc. press release for quarterly financial results, dated August 6, 2026

99.2**	Health Catalyst, Inc. press release for completion of the Vitalware Disposition, dated August 6, 2026

99.3	Unaudited Pro Forma Condensed Consolidated Information

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

* The schedules and exhibits to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of such exhibits and schedules to the Securities and Exchange Commission upon request.
** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: August 6, 2026	By:	/s/ Jason Alger
Jason Alger

Chief Financial Officer